UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-13255 (Commission File Number)	43-1781797 (IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri (Address of principal executive offices)	63166-6760 (Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.
As previously reported on a Form 8-K filed by Solutia Inc. (the “Company”) on March 4, 2008 (the “March 4 8-K”), the individuals listed therein made up the Company’s board of directors effective as of February 28, 2008. Pursuant to Instruction 2 of Item 5.02 of Form 8-K, this amendment to the March 4 8-K is being filed to report that on March 7, 2008, such individuals were elected to serve as members of the committees of the board of directors of the Company as set forth below.
Audit & Finance Committee
W. Thomas Jagodinski- Chair of the Committee
Robert K. deVeer, Jr.
J. Patrick Mulcahy
Robert A. Peiser
Gregory C. Smith
Executive Compensation & Development Committee
J. Patrick Mulcahy-Chair of the Committee
Eugene I. Davis
Robert K. deVeer, Jr.
James P. Heffernan
William T. Monahan
Governance Committee
Robert A. Peiser-Chair of the Committee
Eugene I. Davis
James P. Heffernan
W. Thomas Jagodinski
Gregory C. Smith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: March 10, 2008

SOLUTIA INC.
By:	/s/ Rosemary L. Klein
	Name:	Rosemary L. Klein
	Title:	Senior Vice President, General Counsel and Secretary